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                                                                   EXHIBIT 23(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our Report of Independent Auditors dated February 27, 2003 which appears in Community Shores Bank Corporation's 2002 Annual Report which is included in their Form 10-KSB for the period ended December 31, 2002.



                                       /s/ Crowe Chizek and Company LLC


Grand Rapids, Michigan
July 30, 2003